EX99-906CERT


                                  CERTIFICATION


     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Market Vectors ETF Trust, do hereby certify, to such officer's knowledge, that:

     The semi-annual report on Form N-CSR of Market Vectors CEF Municipal
Income ETF, Market Vectors Emerging Markets Local Currency Bond ETV, Market Vectors High-Yield Municipal Index ETF, Market Vectors Intermediate Municipal Index ETF, Market Vectors Investment Grade Floating Rate ETF, Market Vectors LatAm Aggregate Bond ETF, Market Vectors Long Municipal Index ETF, Market Vectors Mortgage REIT Income ETF, Market Vectors Pre-Refunded Municipal Index ETF, Market Vectors Renminbi Bond ETF and Market Vectors Short Municipal Index ETF ("Income Funds") for the periods ending October 31, 2011 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of Market Vectors CEF Municipal Income ETF, Market Vectors Emerging Markets Local Currency Bond ETV, Market Vectors High-Yield Municipal Index ETF, Market Vectors Intermediate Municipal Index ETF, Market Vectors Investment Grade Floating Rate ETF, Market Vectors LatAm Aggregate Bond ETF, Market Vectors Long Municipal Index ETF, Market Vectors Mortgage REIT Income ETF, Market Vectors Pre-Refunded Municipal Index ETF, Market Vectors Renminbi Bond ETF and Market Vectors Short Municipal Index ETF ("Income Funds").


Dated: January 9, 2012                  /s/ Jan F. van Eck
                                        ----------------------------------------
                                        Jan F. van Eck
                                        Chief Executive Officer
                                        Market Vectors ETF Trust


Dated: January 9, 2012                  /s/ Bruce J. Smith
                                        ----------------------------------------
                                        Bruce J. Smith
                                        Chief Financial Officer
                                        Market Vectors ETF Trust



     This certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Report or as a separate disclosure document.